UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 18, 2025

CAPITAL SOUTHWEST CORPORATION
(Exact Name Of Registrant As Specified In Charter)

Texas	814-00061	75-1072796
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8333 Douglas Avenue, Suite 1100
Dallas, Texas 75225
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 238-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.25 par value per share	CSWC	The Nasdaq Global Select Market
7.75% Notes due 2028	CSWCZ	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the previously announced public offering, on September 18, 2025, Capital Southwest Corporation (the “Company”) and U.S. Bank Trust Company, National Association, as trustee (as successor in interest to U.S. Bank National Association) (the “Trustee”), entered into a Seventh Supplemental Indenture (the “Seventh Supplemental Indenture”) to the Indenture, dated October 23, 2017, by and between the Company and the Trustee (the “Base Indenture”, and together with the Seventh Supplemental Indenture, the “Indenture”). The Seventh Supplemental Indenture relates to the Company’s issuance and sale of $350.0 million in aggregate principal amount of the Company’s 5.950% Notes due 2030 (the “Notes” and the issuance and sale of the Notes, the “Offering”).

The Notes bear interest at a rate of 5.950% per year payable semi-annually in arrears on March 18 and September 18 of each year, beginning on March 18, 2026. The Notes will mature on September 18, 2030 and may be redeemed at the Company’s option, in whole or in part, at any time prior to August 18, 2030 at par plus a “make-whole” premium, and thereafter at par.

The Company intends to use the net proceeds from the Offering to redeem in full the outstanding 7.75% Notes due 2028 and the outstanding 3.375% Notes due 2026, and to repay a portion of the outstanding indebtedness under the senior secured revolving credit facility (the “Corporate Credit Facility”) and/or the special purpose vehicle financing credit facility (the “SPV Credit Facility”).

The Notes are the direct unsecured obligations of the Company and rank pari passu with all outstanding and future unsecured, unsubordinated indebtedness issued by the Company, senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the Notes, effectively subordinated to all of the existing and future secured indebtedness issued by the Company (including indebtedness that is initially unsecured in respect of which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness, including, without limitation, borrowings under the Corporate Credit Facility, and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries, including, without limitation, borrowings under the SPV Credit Facility and the debentures guaranteed by the U.S. Small Business Administration.

The Indenture contains certain covenants, including certain covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”), or any successor provisions, whether or not the Company continues to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to the Company by the U.S. Securities and Exchange Commission (the “SEC”), to comply with Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act, or any successor provisions, after giving effect to any exemptive relief granted to the Company by the SEC and subject to certain other exceptions, and to provide financial information to the holders of the Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.

In addition, holders of the Notes can require the Company to repurchase some or all of the Notes at a purchase price equal to 100% of their principal amount, plus accrued and unpaid interest to, but not including, the repurchase date upon the occurrence of a “Change of Control Repurchase Event,” as defined in the Seventh Supplemental Indenture.

The Offering was made pursuant to the Company’s effective shelf registration statement on Form N-2 (File No. 333-282873) previously filed with the SEC, as supplemented by a preliminary prospectus supplement dated September 9, 2025, the pricing term sheet filed with the SEC on September 9, 2025, and a final prospectus supplement dated September 9, 2025. The transaction closed on September 18, 2025. The net proceeds to the Company were approximately $343.6 million, based on a public offering price of 99.345% of par, after deducting the underwriting discount of $3.5 million and the estimated offering expenses of approximately $0.6 million payable by the Company.

The foregoing descriptions of the Seventh Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Seventh Supplemental Indenture and the form of global note representing the Notes, respectively, which are filed as Exhibits 4.2 and 4.3 hereto, respectively, and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
4.1
Indenture, dated as of October 23, 2017, by and between Capital Southwest Corporation and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit (d)(2) to Registration Statement on Form N-2 (Reg. No. 333-220385) filed on October 23, 2017).

4.2
Seventh Supplemental Indenture, dated as of September 18, 2025, relating to the 5.950% Notes due 2030, by and between Capital Southwest Corporation and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee.

4.3	Form of Global Note with respect to the 5.950% Notes due 2030 (incorporated by reference to Exhibit 4.2 hereto).
5.1	Opinion of Eversheds Sutherland (US) LLP.
23.1	Consent of Eversheds Sutherland (US) LLP (included in Exhibit 5.1 hereto).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2025

By:	/s/ Michael S. Sarner
Name: Michael S. Sarner
Title: President and Chief Executive Officer